Exhibit 99.1

SALLIE MAE

Investor Presentation July 2015

Forward-Looking Statements and Disclaimer

Cautionary Note Regarding Forward-Looking Statements

The following information is current as of July 15, 2015 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 (filed with the Securities Exchange Commission (“SEC”) on February 26, 2015) and subsequent reports filed with the SEC.

This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 (filed with the SEC on Feb. 26, 2015) and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures or breaches to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on the Company’s business; risks associated with restructuring initiatives; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayment on the loans made by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations.

The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.

For additional information, see “Management’s sDiscussion and Analysis of Financial Condition and Results of Operations—Key Financial Measures-Core Earnings” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent filings with the SEC for a further discussion and for a complete reconciliation between GAAP net income and core earnings.

Disclaimer

A significant portion of the historical data relating to historical Smart Option Student Loan performance used to prepare these materials was provided to Sallie Mae Bank by Navient Corporation (“Navient”) pursuant to a Data Sharing Agreement executed in connection with the Spin-Off. Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that they provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement or of Navient’s representations and warranties. Although we have no reason to believe that the data used to prepare the tabular and graphic presentations in this documents, as a whole, is materially inaccurate or incomplete, and have assumed that the data provided by Navient under the Data Sharing Agreement as a whole to be materially accurate and complete, neither the Company nor any person on its behalf has independently verified the accuracy and completeness of such data.

Sallie Mae Bank

The Sallie Mae Brand

#1 saving, planning and paying for education company with 40-years of leadership in the education lending market

Industry leading 53% market share in private education lending

Over 2,400 actively managed university relationships across the U.S.

Complementary consumer product offerings

Over one million long-term engaged customers across the Sallie Mae brands

2015 Sallie Mae Highlights

Generated “Core Earnings” of $195 million in 2014, $46 million in Q1 2015

Originated $4.1 billion of high quality Private Education Loans in 2014 (+7% vs. 2013), and $1.7 billion in Q1 2015 (+9% vs. Q1 2014)

Grew Private Education Loan portfolio by 34% from Q1 2014 to Q1 2015

Announced a second quarter loan sale at a pre-tax premium of 10.4%, net of closing adjustments

Sallie Mae’s Private Student Loan Originations Growth

Sallie Mae Smart Option Student Loan Originations

$5,000 $4,500 $4,076

$3,795 7%

$4,000 14%

$3,342

$3,500

MM) 22% $ $3,000 $2,737

( $2,500 $2,000 $1,663

9%

Or iginations $1,500 $1,000 $500 $-

2011 2012 2013 2014 2015

Private Education Loan Originations

Originations Statistics ($) 2011 2012 2013 2014 Q1 2014 Q1 2015

% Cosigned 91% 90% 90% 90% 86% 86%

% In School Payment 73% 58% 56% 56% 55% 56%

Average Originated FICO 748 748 745 749 746 748 6

SallieMae

Sallie Mae's Smart Option Loan Product Overview

- The Smart Option loan product was introduced by Sallie Mae in 2009
- The Smart Option loan program consists of:
  - Smart Option Interest Only loans - require full interest payments during in-school, grace, and deferment periods
  - Smart Option Fixed Pay loans - require $25 fixed payments during in-school, grace, and deferment periods
  - Smart Option Deferred loans – do not require payments during in-school and grace periods
- Variable rate loans indexed to LIBOR, or fixed rate
- Smart Option payment option may not be changed after selected at origination
- Underwritten using proprietary credit score model
- Marketed primarily through the school channel and also directly to consumers, with all loans certified by and disbursed directly to schools

	Smart Option Loan Program
Origination Channel	School
Typical Borrower	Student
Typical Co-signer	Parent
Typical Loan	$10,000 avg orig bal, 5 to 15 yr term, in-school payments of interest only, $25 fixed or fully deferred
Origination Period	March 2009 to present
Certification and Disbursement	School certified and school disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting
Borrowing Limits	$200,000
Current ABS Criteria	For-Profit; FICO ≥ 670 Not-for-Profit; FICO ≥ 640
Historical Risk-Based Pricing	L + 2% to L + 14%
Dischargeable in Bankruptcy	No (1)
Additional Characteristics	‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ‣ Both Title IV and non-Title IV schools

(1) Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship".

7

Smart Option Loan Projected Gross Default Timing

Defaults on private education loans are generally front-loaded

Approximately 60% of projected gross charge-offs are expected to occur within three years after loans enter full principal and interest repayment

Sallie Mae Bank Smart Option Student Loans

Projected Gross Default Timing Curve for Loans in P&I Repayment (1)(2)

% 10.0%

9.0% 7.7% 7.7% 7.7%

7.5% 7.6%

Default 8.0% 7.2%

7.0% 68% .

6.3%

6.0% 5.5%

Cumulative 5.0% 4.6% and 4.0% 3.1%

3.0% dic 2.0% 1.4%

Perio 1.0%

0.0%

12 34 56 78 9 10 11 12

Years in P&I Repayment

Periodic Gross Defaults Cumulative Gross Defaults

(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.

(2) Projected for Sallie Mae Bank serviced Smart Option loan portfolio as of June 30, 2015, based on a 120 day charge-off policy. Subject to change.8

Conservative Funding Approach

Low cost deposit base with no branch overhead

2014 Target

90% of retail deposits are savings accounts

Brokered deposits used as alternative funding source Retail deposits

Term funding / securitizations will augment deposit Brokered deposits funding for future growth

Secured debt 40%

Experienced capital markets team

Capacity to securitize $2—$3bn of private education loans

Multi-year revolving conduit facility

Provides seasonal loan funding and backup liquidity

60%

$750mm conduit with 2-year term provided by consortium of banks

60%

Whole loan sales used to manage balance sheet growth

Targeting $1 – $2bn of loan sales annually 40%

Substantial liquidity portfolio

$ 0.9bn of on-balance sheet cash as of 3/31/15 after peak loan season disbursements

SMB vs. Legacy SLM Private Education Loan ABS Summary

Legacy SLM Navient SMB SMB

11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C 14-A 14-A 15-A 14-A 15-A

Total Bond Amount ($mil) 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 664 689 382 704

Initial AAA Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30% 32% 21% 23%

Initial Single-A Enhancement (%) — — — — — — — — 15% 13% 20% 15% 22% 23% 12% 13%

Loan Program (%)

Signature/Law/MBA/Med 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% 26% 27% 0% 0%

Smart Option — — 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% 50% 50% 100% 100%

Consolidation 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0% 6% 9% 2% 0% 0%

Direct to Consumer 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% 15% 21% 0% 0%

Career Training 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%

Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

Loan Status (%)(1)

School, Grace, Deferment 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 46% 24% 91% 79%

P&I Repayment 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 53% 68% 9% 20%

Forbearance 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1% 8% 0% 2%

Wtd Avg Term to Maturity (Mo.) 192 189 182 171 164 151 144 148 144 146 143 150 161 155 140 133

% Loans with Cosigner 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 79% 80% 93% 92%

% Loans with No Cosigner 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 21% 20% 7% 8%

Wtd Avg FICO at Origination 737 736 733 735 736 737 740 733 741 740 740 742 739 731 747 747

Wtd Avg Recent FICO at Issuance 723 722 720 724 726 728 730 722 733 734 733 741 737 714 745 744

WA FICO (Cosigner at Origination) 747 745 744 745 745 745 748 741 751 750 749 750 748 738 750 750

WA FICO (Cosigner at Rescored) 736 731 734 732 734 735 738 728 745 746 745 750 746 724 748 748

WA FICO (Borrower at Origination) 709 710 704 705 705 707 710 702 703 702 705 707 707 701 708 714

WA FICO (Borrower at Rescored) 690 695 688 700 700 702 698 696 683 684 682 701 707 672 701 702

Variable Rate Loans 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 89% 97% 85% 82%

Wtd Avg Annual Borrower Interest Rate 7.75% 7.45% 6.61% 7.04% 7.23% 7.38% 7.43% 7.70% 6.88% 6.89% 7.13% 6.85% 6.89% 7.60% 7.82% 8.21%

(1) Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan.

SMB Trust Collateral Characteristics Comparison

Cosigner Rate FICO

Legacy SLM NAVSL SMB Legacy SLM NAVSL SMB

100% 93% 92% 750 747 747

Bal 90% 79% 80% 80% 80% 80% 81% 82% 79% 80% 740 741 740 740 742 739

75% 75% 77% 740 737 736 735 736 737

Cutoff 80% 72% 71% 733 733 731

70%

of 730

% 60%

,

50% 720

40%

Cosigner 710

with 30%

20% 700

Loans 10%

0% 690

Legacy SLM Original Legacy SLM Recent NAVSL Original

NAVSL Recent SLM Bank Original SLM Bank Recent

Smart Option Mix Weighted Average Term to Maturity (Mos.)

Legacy SLM NAVSL SMB Legacy SLM NAVSL SMB

100% 100% 100% 250

90% 192 189

200 182

80% 171 164 161

70% 63% 63% 64% 63% 151 144 148 144 146 143 150 155

150 140

60% 133

48% 50% 50%

50% 45%

40% 100

40% 30%

30% 20%

50

20% 10%

10% 0% 0%

0% 0

Source: Sallie Mae

Collections, Charge-off and Recovery Policy

SallieMae

Sallie Mae Bank Servicing Policy

Policy	Pre-Spin, Legacy SLM Serviced	Post-Spin, Sallie Mae Bank Serviced[1]
Delinquencies	All loans serviced by an affiliate of legacy SLM; loan owned by Sallie Mae Bank sold to legacy SLM after becoming 90+ days past due	Sallie Mae Bank collects delinquent loans thru charge-off, placing emphasis on returning loans to current status during early delinquency
Charge-offs	Loans serviced by legacy SLM charge off at 212+ days past due	Loans serviced by Sallie Mae Bank charge off at 120+ days past due
Recoveries	Post-charge off collections managed by legacy SLM; recoveries realized over 10+ years	Charged-off loans sold soon after charge-off; recoveries realized immediately[1]
Forbearance	Granted for 3 mo. intervals with a 12 month maximum, with fee	Granted for 3 mo. intervals with a 12 month maximum, no fee

Sallie Mae Bank Forbearance Policy -

- First choice is always to collect a payment from the borrower or co-signer
- If payment is not possible, forbearance temporarily provides borrowers limited time to improve their ability to repay during temporary economic hardship
- The vast majority of loans do not use forbearance; those that do, remain in forbearance for less than 12 months

(1) Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to manage charged-off loan collections internally. In the future, Sallie Mae expects to have the option of selling or internally managing collections of charged-off loans, and to utilize one or both of those strategies at any time based on market conditions.

13

Sallie Mae Bank Collections

Each customer is approached individually, and the account manager is educated and empowered to identify optimal resolution

Co-borrowers are contacted and collected with similar efforts as the primary borrower

Sallie Mae Bank employs a front-loaded, stage based collections approach:

Early Stage Loan Collections (1 – 29 days delinquent as of the first of the month)

Calling activity begins as early as 1 cycle day behind (5 days past their due date in most instances)

Dialer based calling and automated messaging are leveraged for early delinquency

E-mail and letter campaigns compliment calling efforts

Mid-Stage Loan Collections (30 – 59 days delinquent as of the first of the month)

Continue early stage activities

Account is assigned to a collector’s queue based on the delinquency and the type of loan. Collection campaign includes telephone attempts and manual & batch skip tracing

Late Stage Loan Collections (60+ days delinquent as of the first of the month)

Continue both early and mid-stage activities

Tenured route management collectors and customized letter campaigns

Cash collection is the primary focus, but a variety of tools are also available to collectors to aid in resolving delinquency:

Auto pay – Monthly payment made automatically, prior delinquency cleared with forbearance

Three Pay – After three scheduled monthly payments are made, prior delinquency cleared with forbearance

Term Extension – Extend term for monthly payment relief, enrolled after three qualifying payments

Rate Reduction – Reduce rate for monthly payment relief, enrolled after three qualifying payments

Rate Reduction with Term Extension – Reduced rate and extended term

Additional programs are available when all other methods are not adequate

Bankruptcy Collections Policy – Collection activity stops if both parties on the loan file bankruptcy (borrower and cosigner); otherwise, collections can continue on the non-filing party

Post-Default Recoveries

Recovery Operations

In the near term, Sallie Mae Bank plans to sell the majority of the charged-off loans to third parties following charge-off at 120+ days past due

Recoveries realized immediately

Practical and predictable economics

Manageable compliance and vendor oversight requirements

Initial charged off loan sale occurred in December 2014

Forward flow agreement with a “preferred” debt buyer in place through September 2015

High teens sales price for newly charged-off loans

Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to support charged-off loan collections internally

In the near future, Sallie Mae Bank expects to have the option of selling or internally managing collections of charged off loans, and to utilize one or both of those strategies at any time based on market conditions

Private Education Loan Market Background

Private Education Loan Characteristics

— , graduate and other forms of post-secondary education

Unlike FFELP Loans, private education loans are not guaranteed against losses by the Department of Education, or any other entity

Similar to FFELP loans, private education loans are generally non-dischargeable in bankruptcy

Private education loans are made to students attending public, private, not-for-profit, and for profit institutions

Students and parents are encouraged to exhaust other sources of aid prior to applying for a private education loan

Sallie Mae Bank Smart Option Private Education Loans

FFELP vs. Sallie Mae Bank Smart Option Private Education Loan Comparison

FFELP Stafford Loans Sallie Mae Bank Smart Option

Private Education Loans(1)

Borrower Student Student or Parent

Co-signer None Typically a parent

Lender Eligible banks and private lenders under FFELP Banks and other private sector lenders

97-100% of principal and interest by the U.S. Department

Guarantee Not guaranteed by the U.S. Government or any other entity of Education

Interest Subsidy/Special Allowance Paid by the U.S. Department of Education Not Applicable

Payments

Borrower must have no outstanding student loan defaults Consumer credit underwriting, with minimum FICO, custom

Underwriting credit score model, and judgmental underwriting or bankruptcy

Fixed or floating rate depending on origination year and

Pricing Risk-based, variable rate indexed to LIBOR or fixed rate loan program

$5,500-$7,500 for dependent student, based on year in Up to the full cost of education, less grants and federal

Maximum Amount per Year school loans

5 to 15 years, may pay interest or a $25 fixed payment

Repayment Term 10 years, with repayment deferred until after graduation while in school, or may be deferred until after graduation

Typical consumer loan collections activities, managed

Collections Based on prescribed U.S. Dept of Education regulations independent of FFELP

Permitted for a variety of reasons, including economic Granted to students who return to school, and are involved

Deferment hardship in active military service

Permitted for a variety of reasons, including economic Typically granted for economic hardship, up to a maximum

Forbearance hardship of 12 months

Dischargeable in Bankruptcy No No (2)

(1) Pertains to the Sallie Mae Smart Option loan product.

(2) Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an “undue hardship”. 18

SallieMae

Favorable Student Loan Market Trends

Enrollment at Four-Year Degree Granting Institutions[(1)]


(millions)
12.1
12.9
13.3
13.5
13.5
13.7
2008
2009
2010
2011
2012
2013

Annual Cost of Education[(2)]


(thousands)
Public
Private
$29
$30
$32
$34
$35
$36
$38
$39
$41
$42
$12
$13
$14
$14
$15
$16
$17
$18
$18
$19
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Estimated Total Cost of Education – 2014 / 2015 AY[(3)]


(billions)
Ed. Tax Benefit / Work Study $20
Private Education Loans $8
Federal Loans $97
Grants $124
Family Contributions $151

Total Estimated Cost: $402bn

Cost of College (Based on a Four-Year Term)[(4)]


(thousands)
AY 2004-2005
AY 2014-2015
$110
$93
$17
$46
$28
$17
$168
$143
$27
$76
$49
$27
Full-Time Private School
Full-Time Public School
Full-Time Private School
Full-Time Public School
ED Spending Limit
Cost of Attendance Gap

(1) Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022.

(2) Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org; Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted.

(3) "Total post-secondary education spend" is estimated by Sallie Mae by determining the full-time equivalents for both graduates and undergraduates and multiplying by estimated total per person cost of attendance for each school type. In doing so, we utilize information from the US Department of Education, College Board, MeasureOne, National Student Clearinghouse and Company Analysis. Other sources for these data points also exist publicly and may vary from our computed estimates.

(4) Source: Trends in College Pricing.© 2014 The College Board,. www.collegeboard.org, U.S. Department of Education 2014.

19

Higher Education Value Proposition

Relationship Between Higher Education, Widening Earnings Gap of Young Adults Payment to Income Ratio(3)

Income and Employment(1) by Educational Attainment(2)

1,800 12% $ 17,500

1,600 Average weekly income $ 15,780

10%

1,400 Unemployment $ 14,245

1,200 8%

1,000 $ 9,690

6%

800 $ 7,499

600 4%

400

2%

200

0 0%

Silents in Early Late Gen Xers Millenials

1965 Boomers inBoomers in in 1995 in 2013

1979 1986

Key Statistics(4)

The unemployment rate for 25- to 34-year-olds with four-year college degrees was 4.1%, whereas 11.2% of high school graduates in this age range were unemployed

60% of students graduate with student loans

69% of student loan borrowers have debt balances less than $25,000, 4% have balances above $100,000; average borrowings are $27,300

The average payment-to-income ratio declined from 15% in 1992 to 7% in 2010

(1) Source: U.S. Bureau of Labor Statistics

(2) Source: PEW Research Center

(3) Source: Brown Center on Education Policy at Brookings: Is a Student Loan Crisis on the Horizon

(4) Source: College Board, Trends in Student Aid, 2014 20

Average

Indebt

Remains Managebale

40% owe less than $10,000

4% owe more than $100,000

4%

9%

Less than $25,000

18% $25,000 to $50,000

$50,000 to $100,000

Over $100,000

69%

Source: College Board, “Trends in Student Aid, 2014” (https://secure-media.collegeboard.org/digitalServices/misc/trends/2014-trends-student-aid-report-final.pdf) 21

Private Education Loan Lifecycle for Deferred Loans

IN SCHOOL AND GRACE P&I REPAYMENT

Forbearance Status

(3 month increments;

up to 12 months)

Loan made to Grace Status

In School Status P&I Repayment On Time

borrower/ (Additional Borrowing) After graduation Status Payment PAID IN FULL co-signer (generally 6 months)

Deferment Status

(back to school) Delinquent

(up to 48 months) (30+ days)

Default

(120+ days Post-Default

Note: Interest capitalization occurs after Grace, delinquent) Recovery

Deferment, and Forbearance periods

Historical Smart Option Loan Performance

Important Information Regarding Historical Loan Performance Data

On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”), and a consumer banking business called SLM Corporation. SLM Corporation’s primary operating subsidiary is Sallie Mae Bank. We sometimes refer to SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as “legacy SLM.”

In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off Date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM’s private education loan portfolio originated both prior to and since 2009. As of the Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009.

Legacy SLM’s Private Education Loan and ABS Programs Prior to the Spin-Off

In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions.

In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008.

In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent. The initial loans originated under the Smart Option Student Loan program (the “Interest Only SOSLs”) were variable rate loans and required interest payments by borrowers while in school, which reduced the amounts payable over the loans’ lives and helped establish repayment habits among borrowers. In 2010, legacy SLM introduced a second option for its Smart Option Student Loan customers, which required a $25 fixed monthly payment while borrowers were in school (the “Fixed Pay SOSLs”). In 2011, legacy SLM introduced another option for its Smart Option Student Loan customers, which allowed borrowers to defer interest and principal payments until after a student graduates or separates from school (the “Deferred SOSLs”). In 2012, legacy SLM introduced a fixed rate loan option for its Interest Only, Fixed Pay and Deferred SOSLs. Borrowers must select which of these options they prefer at the time of loan origination and are not permitted to change those options once selected.

In 2011, legacy SLM included private education loans originated under the Smart Option Student Loan program in its ABS pools for the first time. Between 2011 and 2014, the mix of Smart Option Student Loans included in legacy SLM’s private education loan ABS steadily increased as a percentage of the collateral pools, from 10% initially to 64% in later transactions.

Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin Off

Originations. Following the Spin-Off, Sallie Mae Bank continued to originate loans under the Smart Option Student Loan program. As of December 31, 2014, it owned $9.5 billion of private education loans, the vast majority of which were Smart Option Student Loans originated since 2009, and two-thirds of which were originated in 2013 and 2014. Navient ceased originating private education loans following the Spin-Off.

Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank’s private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns.

Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the “SMB 2014-A transaction”). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. Also in August 2014, Sallie Mae Bank sold Navient approximately $800 million of performing Smart Option Student Loans. In April 2015, Sallie Mae Bank sponsored a second securitization and residual sale, SMB Private Education Loan Trust 2015-A, for which Sallie Mae Bank acted as servicer.

Additional Information. Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM. Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization. Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs.

Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of delinquency. In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance. As a result of the various policies described above, it was not until recently that (a) a meaningful amount of Smart Option Student Loan charge-offs occurred in Sallie Mae Bank’s portfolio, and (b) performance data on Sallie Mae Bank’s owned Smart Option Student Loan portfolio became useful as a basis for evaluating historical trends for Smart Option Student Loans. For the reasons described above, much of Sallie Mae Bank’s historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank’s Smart Option Student Loans. We do not believe the credit performance indicators for Sallie Mae Bank-owned and -serviced Smart Option Student Loans yet provide meaningful period-over-period comparisons.

Important Information Regarding Historical Loan Performance Data (cont.)

Types of Smart Option Loan Portfolio Data

The portfolio data we used in this report comes from two separate sources of information:

(1) Combined Smart Option Student Loan Portfolio Data for Legacy SLM, Navient and Sallie Mae Bank. Information in this category is presented on a combined basis for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank. Data in this category is used in the tables below under the following headings:

“Cumulative Defaults by P&I Repayment Vintage and Years in P&I Repayment” and “Cumulative Recovery Rate for Combined Charge Offs and Charge-Off Vintages Since 2010.”

This combined Smart Option Student Loan portfolio data provides insight into gross defaults of all Smart Option Student Loans since 2010, regardless of ownership or servicing standard. We believe historical loan performance data since 2010 is more representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Data available for earlier periods includes a limited number of Smart Option Student Loan product types, a limited amount of loans in principal and interest repayment status, and limited periods of loan performance history.

A significant portion of the combined Smart Option Student Loan performance data described in this category is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off. This data sharing agreement expires in 2019. Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that it provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.

Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off. As noted above, loans serviced by legacy SLM and Navient were serviced pursuant to different policies than those loans serviced by Sallie Mae Bank after the Spin-Off. Specifically, legacy SLM charged off loans after 212 days of delinquency, and Navient has continued this policy. Sallie Mae Bank currently charges off loans after 120 days of delinquency. All loans included in the combined Smart Option Student Loan portfolio were serviced by legacy SLM pursuant to a 212-day charge off policy prior to the Spin-Off. Following the Spin-Off, a portion of the loans included in the combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-day charge off policy. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data.

(2) Legacy SLM Consolidated Smart Option Student Loan Portfolio Data prior to the Spin-Off Date, and Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date. Information in this category is presented (a) prior to the Spin-Off Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the tables below under the following headings:

“31-60 Day Delinquencies as a Percentage of Loans in P&I Repayment;” “Forbearance as a Percentage of Loans in P&I Repayment and Forbearance;”

“61-90 Day Delinquencies as a Percentage of Loans in P&I Repayment ;” “Annualized Gross Defaults as a Percentage of Loans in P&I Repayment;”

“91-plus Day Delinquencies as a Percentage of Loans in P&I Repayment ;” “Voluntary Constant Prepayment Rates by Origination Vintage and Product;” and

“Total Constant Prepayment Rates by Origination Vintage and Product.”

This consolidated Smart Option Student Loan portfolio data provides insight into historical delinquencies, forbearance, defaults and prepayment rates specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust. We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance.

Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM servicing policies prior to the Spin-Off. Loans serviced by Sallie Mae Bank and contained in this consolidated Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off. The servicing policies of legacy SLM were different than the servicing policies of Sallie Mae Bank. Specifically, legacy SLM charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consolidated Smart Option Student Loan portfolio data.

Any data or other information presented in the following report is for comparative purposes only, and, is not to be deemed a part of any offering of securities.

SallieMae

Smart Option Serviced Portfolio: 31-60 Day Delinquencies


Smart Option Student Loans - Serviced Portfolio
31-60 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
Percent of P&I Repayment Balance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM: 31-60 Delinquencies as a % of P&I
SLM Bank: 31-60 Delinquencies as a % of P&I


Smart Option Student Loans - Serviced Portfolio
31-60 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
P&I Vintages 2010-2014 (2)
Percent of P&I Repayment Balance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM 2010 Vintage: 31-60 Delinquencies as a % of P&I
Legacy SLM 2011 Vintage: 31-60 Delinquencies as a % of P&I
Legacy SLM 2012 Vintage: 31-60 Delinquencies as a % of P&I
Legacy SLM 2013 Vintage: 31-60 Delinquencies as a % of P&I
Legacy SLM 2014 Vintage: 31-60 Delinquencies as a % of P&I
SLM Bank 2011 Vintage: 31-60 Delinquencies as a % of P&I
SLM Bank 2012 Vintage: 31-60 Delinquencies as a % of P&I
SLM Bank 2013 Vintage: 31-60 Delinquencies as a % of P&I
SLM Bank 2014 Vintage: 31-60 Delinquencies as a % of P&I

(1) Loans in 'P&I Repayment' includes only those loans for which scheduled principal and interest payments are due.

(2) SLM Bank 2010 'P&I Repayment' vintage not included due to insufficient data.

Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

26

SallieMae

Smart Option Serviced Portfolio: 61-90 Day Delinquencies



Smart Option Student Loans - Serviced Portfolio
61-90 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of P&I Repayment Balance
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM: 61-90 Delinquencies as a % of P&I
SLM Bank: 61-90 Delinquencies as a % of P&I



Smart Option Student Loans - Serviced Portfolio
61-90 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
P&I Vintages 2010-2014 (2)
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of P&I Repayment Balance
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM 2010 Vintage: 61-90 Delinquencies as a % of P&I
Legacy SLM 2011 Vintage: 61-90 Delinquencies as a % of P&I
Legacy SLM 2012 Vintage: 61-90 Delinquencies as a % of P&I
Legacy SLM 2013 Vintage: 61-90 Delinquencies as a % of P&I
Legacy SLM 2014 Vintage: 61-90 Delinquencies as a % of P&I
SLM Bank 2011 Vintage: 61-90 Delinquencies as a % of P&I
SLM Bank 2012 Vintage: 61-90 Delinquencies as a % of P&I
SLM Bank 2013 Vintage: 61-90 Delinquencies as a % of P&I
SLM Bank 2014 Vintage: 61-90 Delinquencies as a % of P&I

(1) Loans in 'P&I Repayment' includes only those loans for which scheduled principal and interest payments are due.

(2) SLM Bank 2010 'P&I Repayment' vintage not included due to insufficient data.

Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

27

Smart Option Serviced Portfolio: 91+ Day Delinquencies


Smart Option Student Loans - Serviced Portfolio
91+ Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
Percent of P&I Repayment Balance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM: 91+ Delinquencies as a % of P&I
SLM Bank: 91+ Delinquencies as a % of P&I


Smart Option Student Loans - Serviced Portfolio
91+ Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
P&I Vintages 2010-2014 (2)
Percent of P&I Repayment Balance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM 2010 Vintage: 91+ Delinquencies as a % of P&I
Legacy SLM 2011 Vintage: 91+ Delinquencies as a % of P&I
Legacy SLM 2012 Vintage: 91+ Delinquencies as a % of P&I
Legacy SLM 2013 Vintage: 91+ Delinquencies as a % of P&I
Legacy SLM 2014 Vintage: 91+ Delinquencies as a % of P&I
SLM Bank 2011 Vintage: 91+ Delinquencies as a % of P&I
SLM Bank 2012 Vintage: 91+ Delinquencies as a % of P&I
SLM Bank 2013 Vintage: 91+ Delinquencies as a % of P&I
SLM Bank 2014 Vintage: 91+ Delinquencies as a % of P&I

(1) Loans in 'P&I Repayment' includes only those loans for which scheduled principal and interest payments are due.
(2) SLM Bank 2010 'P&I Repayment' vintage not included due to insufficient data.
Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

28

Smart Option Serviced Portfolio: Forbearance

Smart Option Student Loans - Serviced Portfolio

Forbearance as a % of Loans in P&I Repayment and Forbearance (1), (2)

Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014

Smart Option Student Loans - Serviced Portfolio

Forbearance as a % of Loans in P&I Repayment and Forbearance (1), (2)

Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 P&I Vintages 2010-2014 (3)

Percent of P&I epayment and Forbearan e Balance

0 2 4 6 8 10 12 14 16 18 20

0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%

Dec -09

Mar-10

Jun-10

Sep -10

Dec -10

Mar-11

Jun-11

Sep -11

Dec -11

Mar-12

Jun-12

Sep -12

Dec -12

Mar-13

Jun-13

Sep -13

Pre

Dec -13 Split -

Mar-14

Jun-14 Post

Sep -14 Split -

Dec -14

Mar-15

Jun-15

0 2 4 6 8 10 12 14 16 18 20

0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%

Mar-10

Jun-10

Sep-10

Dec-10

Mar-11

Jun-11

Sep-11

Dec-11

Mar-12

Jun-12

Sep-12

Dec-12

Mar-13

Jun-13

Sep-13

Pre

Dec-13 -

Mar-14 Split

Jun-14

Sep-14 Post

-

Dec-14 Split

Mar-15

Jun-15

Percent of P&I Repayment and Forbearance Balance

Legacy SLM: Forbearance as a % of P&I Repayment and Forbearance SLM Bank: Forbearance as a % of P&I Repayment and Forbearance

Legacy SLM 2010 Vintage: Forbearance as a % of P&I Repayment and Forbearance Legacy SLM 2011 Vintage: Forbearance as a % of P&I Repayment and Forbearance Legacy SLM 2012 Vintage: Forbearance as a % of P&I Repayment and Forbearance Legacy SLM 2013 Vintage: Forbearance as a % of P&I Repayment and Forbearance Legacy SLM 2014 Vintage: Forbearance as a % of P&I Repayment and Forbearance SLM Bank 2011 Vintage: Forbearance as a % of P&I Repayment and Forbearance SLM Bank 2012 Vintage: Forbearance as a % of P&I Repayment and Forbearance SLM Bank 2013 Vintage: Forbearance as a % of P&I Repayment and Forbearance SLM Bank 2014 Vintage: Forbearance as a % of P&I Repayment and Forbearance

(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due.

(2) On June 1, 2015 the FDIC published FIL-23-2015, which encouraged lenders to work constructively with borrowers impacted by the Texas floods this spring. Accordingly, we granted a two month disaster forbearance to residents of the impacted area. This doubled our forbearance in June. Substantially all of the borrowers were current when the forbearance was granted. Half of these borrowers continued to make payments although none was required.

(3) SLM Bank 2010 ‘P&I Repayment’ vintage not included due to insufficient data.

Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

Smart Option Serviced Portfolio: Annualized Gross Defaults



Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
Percent of P&I Repayment Balance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM: Annualized Gross Defaults as a % of Loans in P&I Repayment
SLM Bank: Annualized Gross Defaults as a % of Loans in P&I Repayment



Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014
P&I Vintages 2010-2014(2)
Percent of P&I Repayment Balance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Pre-Split
Post-Split
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Legacy SLM 2010 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
Legacy SLM 2011 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
Legacy SLM 2012 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
Legacy SLM 2013 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
Legacy SLM 2014 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
SLM Bank 2011 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
SLM Bank 2012 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
SLM Bank 2013 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment
SLM Bank 2014 Vintage: Annualized Gross Defaults as a % of Loans in P&I Repayment

(1) Loans in 'P&I Repayment' include only those loans for which scheduled principal and interest payments are due. Defaults occurring prior to 'P&I Repayment' are not represented in the data.

(2) SLM Bank 2010 'P&I Repayment' vintage not included due to insufficient data.

Note: Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

30

Smart Option Vintage Data: Cumulative Gross Default by Loan Type

Smart Option Student Loans—Serviced Portfolio: All Products Smart Option Student Loans—Serviced Portfolio: Interest Only

Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage

and Years in P&I Repayment (1) and Years in P&I Repayment (1)

Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2) Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)

10.0% 10.0%

9.0% Rate 9.0%

Balance

Rate 8.0% 2010 8.0% 2010

Balance 7.0% Default 7.0%

efault nal 60%. 2011 e riginal 60%. 2011

O

Cumulative D 5.5% 5.5%

5.0% of 5.0%

Orig 4.3% 2012% 4.4% 2012

4.0% 4.0%

of%

Cumulativ a

3.0% 2013 3.0%

a 2.8% as 2.6% 2013

as 2.0% 1.8% 2014 2.0% 1.5% 2014

1.0% 0.6% 1.0% 0.7%

0.0% 0.0%

0 123456 789 10 11 01234 56789 10 11

Years in P&I Repayment Years in P&I Repayment

Smart Option Student Loans—Serviced Portfolio: Fixed Pay Smart Option Student Loans—Serviced Portfolio: Deferred

Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage

and Years in P&I Repayment (1) and Years in P&I Repayment (1)

Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2) Data for Legacy SLM, Navient and Sallie Mae Bank Combined thru Present (2)

10.0% 10.0%

9.0% 9.0%

8.0%

Rate 8.0% Rate

efault nal Balance 7.0% efault nal Balance 7.0%

D 60%. 2011 D 6.0%

Cumulative Cumulative

5.0% 5.0% 2012

Orig 2012 Orig

4.3% 4.0%

of 4.0% of 2013

% %

a 3.0% 3.1% 2013 a 3.0% 2.4% 2.8%

as 2.0% as 2.0% 2014

1.8% 2014

1.0% 1.0%

0.6% 0.5%

0.0% 0.0%

01 234567 8 9 10 11 0123 456789 10 11

Years in P&I Repayment Years in P&I Repayment

(1) Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due. Data as of March 31, 2015.

(2) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off calculations include certain prepaid loans not included in cumulative charge off calculations disclosed in April 2015, resulting in lower cumulative charge off levels for comparable historical periods.

Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of 31 future performance.

Smart Option Vintage Data: Voluntary Prepayments

Following the first year after disbursement, voluntary prepayments have generally ranged from between 2-3% for the Smart Option Deferred loan product, to 5-6% for the Interest Only product

Smart Option Student Loans—Serviced Portfolio Smart Option Student Loans—Serviced Portfolio

Voluntary CPR by Origination Vintage (1) Voluntary CPR by Origination Vintage and Product (1)

Interest Only, Fixed Payment and Deferred Products Interest Only, Fixed Payment and Deferred Products

Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 (2) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 (2)

14.0% 14.0%

12.0% 12.0%

10.0% 10.0%

CPR

%

8.0% 80%.

6.0% 6.0%

4.0% 4.0%

2.0% 2.0%

0.0% 0.0%

1	2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17

Quarters Since Disbursement Quarters Since Disbursement

2010 Cohort, Smart Option IO Total 2010 Cohort, Smart Option Fixed Total

2010 Vintage 2011 Vintage 2011 Cohort, Smart Option IO Total 2011 Cohort, Smart Option Fixed Total

2012 Vintage 2013 Vintage 2012 Cohort, Smart Option IO Total 2012 Cohort, Smart Option Fixed Total

2014 Vintage 2012 Cohort, Smart Option Deferred Total 2013 Cohort, Smart Option IO Total

2013 Cohort, Smart Option Fixed Total 2013 Cohort, Smart Option Deferred Total

2014 Cohort, Smart Option IO Total 2014 Cohort, Smart Option Fixed Total

2014 Cohort, Smart Option Deferred Total

(1) Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntary prepayments.

(2)	Data as of March 31, 2015. Partial periods are removed from the analysis.

Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Smart Option Vintage Data: Total Prepayments

Following the first year after disbursement, total prepayments have generally ranged around 4%

Smart Option Student Loans—Serviced Portfolio Smart Option Student Loans—Serviced Portfolio

Total CPR by Origination Vintage (1) Total CPR by Origination Vintage and Product (1)

Interest Only, Fixed Payment and Deferred Products Interest Only, Fixed Payment and Deferred Products

Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 (2)

14.0% 14.0%

12.0% 12.0%

10.0% 10.0%

CPR

%

8.0% % CPR 80%.

6.0% 6.0%

4.0% 4.0%

2.0% 2.0%

0.0% 0.0%

1	2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17

Quarters Since Disbursement Quarters Since Disbursement

2010 Cohort, Smart Option IO Total 2010 Cohort, Smart Option Fixed Total

2010 Vintage 2011 Vintage 2012 Vintage 2011 Cohort, Smart Option IO Total 2011 Cohort, Smart Option Fixed Total

2012 Cohort, Smart Option IO Total 2012 Cohort, Smart Option Fixed Total

2013 Vintage 2014 Vintage 2012 Cohort, Smart Option Deferred Total 2013 Cohort, Smart Option IO Total

2013 Cohort, Smart Option Fixed Total 2013 Cohort, Smart Option Deferred Total

2014 Cohort, Smart Option IO Total 2014 Cohort, Smart Option Fixed Total

2014 Cohort, Smart Option Deferred Total

(1) Data for all loans from initial disbursement, whether or not scheduled payments are due. Total CPR includes both voluntary prepayments and defaults.

(2)	Data as of March 31, 2015. Partial periods are removed from the analysis.

Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 33

Smart Option: Cumulative Recoveries

— ®

many other types of unsecured consumer credit

Smart Option Loan Cumulative Recovery Rate Smart Option Loan Cumulative Recovery Rate

for Combined Charge-Offs Since 2010 For Charge-Off Vintages Since 2010

Data for Legacy SLM and Navient thru March 31, 2015 (1) Data for Legacy SLM and Navient thru March 31, 2015 (1)

30.0% 30.0%

25.0% 25.0%

Rate

21.6% Rate 21.7% 21.7%

Balance

Balance 18.8%

Recovery

20.0% ecovery 20.0%

Loan

Loan

Off

15.0% Off 15.0%

d R 14.4%

Charge

10.0% Charged 10.0% 10.5%

of

of

%

Cumulative Cumulative %

a

5.0% a 5.0%

as as

0.0% 0.0%

0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56

Monthly Periods Since Charge Off Monthly Periods Since Charge Off

2010 Charge-Off Vintage; Recoveries as a % of Charge-Off Principal

Combined Charge-Offs; Recoveries as a % of Charge-Off Principal 2011 Charge-Off Vintage; Recoveries as a % of Charge-Off Principal

2012 Charge-Off Vintage; Recoveries as a % of Charge-Off Principal

2013 Charge-Off Vintage; Recoveries as a % of Charge-Off Principal

2014 Charge-Off Vintage; Recoveries as a % of Charge-Off Principal

(1) Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement.

Note: Recovery data is for collections of charged off Smart Option loans managed by legacy SLM and Navient only. Sallie Mae Bank is currently selling charged off loans to third parties. Sallie Mae Bank intends to add third party collection agency management, account placement and other functionality necessary to managed charge-off loan collections internally. In the future, Sallie Mae expects to have the option of selling or internally managing collections of charged off loans, and to utilize one or both of those strategies at any time based on market conditions. Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. 34

Cohort Default Triangles

Smart Option Loan Program Cohort Default Triangles

The following cohort default triangles provide loan performance information for Legacy SLM, Navient and Sallie Mae Bank serviced Smart Option loans combined, thru the most recent period indicated (1)

Terms and calculations used in the cohort default triangles are defined below:

P&I Repayment Year The calendar year that loans entered P&I repayment

? All Smart Option loans are considered to be in P&I repayment any time the borrower is required to make full principal and interest payments on the loan

Disbursed Principal Entering P&I Repayment – The amount of principal entering P&I repayment in a given year, based on disbursed principal prior to any interest capitalization

Years in P&I Repayment Measured in years between P&I repayment start date and default date. Year zero represents defaults that occurred prior to the start of P&I repayment

Periodic Defaults – Defaulted principal in each Year in P&I Repayment as a percentage of the disbursed principal entering repayment in each P&I Repayment Year

? Defaulted principal includes any interest capitalization that occurred prior to default

? Defaulted principal is not reduced by any amounts recovered after the loan defaulted

? Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest

Total – The sum of Periodic Defaults across Years in P&I Repayment for each P&I Repayment Year

(1) Data excludes loans made to borrowers attending certain for profit schools not included in legacy SLM securitizations. Excluded loans represent less than one percent of the total loan balances.

Note: Historical trends suggested by the cohort default triangles may not be indicative of future performance. Legacy SLM and Navient serviced loans were serviced pursuant to a 212 day charge off policy. Sallie Mae Bank serviced loans were serviced pursuant to a 120 day charge off policy.

SallieMae

Cohort Default Triangles – Smart Option Combined (IO, Fixed & Deferred)

Smart Option Combined (P&I Repayment Status - Total)

P&I Repayment Year	Disbursed Principal Entering P&I Repayment ($m)	Periodic Defaults by Years in P&I Repayment [1], [2], [3] 0	1	2	3	4	5	Total
2010	$439	1.0%	1.2%	1.1%	1.0%	0.8%	0.3%	**5.5%**
2011	$1,015	0.8%	1.0%	1.2%	0.8%	0.5%		**4.3%**
2012	$1,625	0.5%	0.7%	1.0%	0.6%			**2.8%**
2013	$2,244	0.3%	0.7%	0.8%				**1.8%**
2014	$2,796	0.3%	0.3%					**0.6%**

Smart Option Combined (P&I Repayment Status - Co-Signer)

P&I Repayment Year	Disbursed Principal Entering P&I Repayment ($m)	Periodic Defaults by Years in P&I Repayment [1], [2], [3] 0	1	2	3	4	5	Total
2010	$419	1.0%	1.1%	1.1%	1.0%	0.8%	0.3%	**5.4%**
2011	$931	0.7%	0.9%	1.2%	0.8%	0.5%		**4.0%**
2012	$1,484	0.4%	0.6%	0.9%	0.5%			**2.4%**
2013	$2,037	0.3%	0.6%	0.7%				**1.6%**
2014	$2,522	0.2%	0.2%					**0.5%**

Smart Option Combined (P&I Repayment Status - No Co-Signer)

P&I Repayment Year	Disbursed Principal Entering P&I Repayment ($m)	Periodic Defaults by Years in P&I Repayment [1], [2], [3] 0	1	2	3	4	5	Total
2010	$20	1.5%	2.4%	1.7%	1.5%	1.1%	0.3%	**8.6%**
2011	$84	1.8%	2.6%	2.1%	1.4%	0.7%		**8.5%**
2012	$141	1.1%	2.1%	2.2%	1.1%			**6.6%**
2013	$207	0.7%	2.0%	1.9%				**4.6%**
2014	$274	0.6%	1.0%					**1.6%**

Data as of 3/31/15.
(1) Private education loans marketed under the Smart Option Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in P& I Repayment are for a partial year.
(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.

Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off calculations include certain prepaid loans not included in cumulative charge off calculations disclosed in April 2015, resulting in lower cumulative charge off levels for comparable historical periods.

37

Cohort Default Triangles – Smart Option Interest Only

Smart Option IO (P&I Repayment Status—Total)

P&I Disbursed Principal Periodic Defaults by Years in P&I Repayment (1), (2), (3)

Repayment Entering P&I

Year Repayment ($m) 0 1 2 345 Total

2010 $437 1.1% 1.2% 1.1% 1.0% 0.8% 0.3% 5.5%

2011 $782 0.9% 0.9% 1.2% 0.8% 0.5% 0.0% 4.4%

2012 $863 0.7% 0.6% 0.9% 0.5% 0.0% 0.0% 2.6%

2013 $896 0.5% 0.5% 0.5% 0.0% 0.0% 0.0% 1.

2014 $865 0.4% 0.3% 0.0% 0.0% 0.0% 0.0% 0.7%

Smart Option IO (P&I Repayment Status—Co-Signer)

P&I Disbursed Principal

Repayment Entering P&I Periodic Defaults by Years in P&I Repayment (1), (2), (3)

Year Repayment ($m) 012 345 Total

2010 $418 1.0% 1.1% 1.1% 1.0% 0.8% 0.3% 5.4%

2011 $722 0.8% 0.8% 1.2% 0.8% 0.4% 0.0% 4.1%

2012 $795 0.6% 0.5% 0.8% 0.4% 0.0% 0.0% 2.4%

2013 $824 0.4% 0.4% 0.5% 0.0% 0.0% 0.0% 1.3%

2014 $786 0.4% 0.2% 0.0% 0.0% 0.0% 0.0% 0.6%

Smart Option IO (P&I Repayment Status—No Co-Signer)

P&I Disbursed Principal

Repayment Entering P&I Periodic Defaults by Years in P&I Repayment (1), (2), (3)

Year Repayment ($m) 012 345 Total

2010 $20 1.5% 2.5% 1.7% 1.5% 1.1% 0.3% 8.7%

2011 $60 2.0% 2.2% 1.7% 1.3% 0.7% 0.0% 7.9%

2012 $68 1.3% 1.6% 1.9% 0.7% 0.0% 0.0% 5.5%

2013 $73 1.2% 1.5% 1.3% 0.0% 0.0% 0.0% 4.0%

Data as of 3/31/15. 2014 $78 0.8% 0.8% 0.0% 0.0% 0.0% 0.0% 1.6%

(1) Private education loans marketed under the Smart Option Student Loan brand.

(2) Periodic Defaults for the most recent calendar Year in P&I Repayment are for a partial year.

(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.

Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off calculations include certain prepaid loans not included in cumulative charge off calculations disclosed in April 2015, 38 resulting in lower cumulative charge off levels for comparable historical periods.

Cohort Default Triangles – Smart Option Fixed Payment

Smart Option Fixed Payment (P&I Repayment Status—Total)

P&I Disbursed Principal

Repayment Entering Periodic Defaults by Years in P&I Repayment (1), (2), (3)

Year P&I Repayment ($m) 0 1 2 3 4 Total

2011 $228 0.3% 1.2% 1.3% 0.9% 0.6% 4.3%

2012 $534 0.4% 0.7% 1.2% 0.7% 0.0% 3.1%

2013 $736 0.3% 0.7% 0.8% 0.0% 0.0% 1.8%

2014 $961 0.3% 0.3% 0.0% 0.0% 0.0% 0.6%

Smart Option Fixed Payment (P&I Repayment Status—Co-Signer)

P&I Disbursed Principal

Repayment Entering Periodic Defaults by Years in P&I Repayment (1), (2), (3)

Year P&I Repayment ($m) 0 1 2 3 4 Total

2011 $206 0.2% 0.9% 1.2% 0.8% 0.6% 3.6%

2012 $487 0.3% 0.6% 1.1% 0.7% 0.0% 2.6%

2013 $673 0.2% 0.6% 0.7% 0.0% 0.0% 1.5%

2014 $879 0.2% 0.2% 0.0% 0.0% 0.0% 0.5%

Smart Option Fixed Payment (P&I Repayment Status – No Co-Signer)

P&I Disbursed Principal

Repayment Entering Periodic Defaults by Years in P&I Repayment (1), (2), (3)

Year P&I Repayment ($m) 0 1 2 3 4 Total

2011 $23 1.2% 3.5% 3.0% 1.5% 0.8% 10.0%

2012 $47 1.4% 2.4% 2.6% 1.5% 0.0% 7.8%

2013 $63 0.9% 1.9% 1.8% 0.0% 0.0% 4.5%

2014 $82 0.8% 1.1% 0.0% 0.0% 0.0% 1.9%

Data as of 3/31/15.

(1)	Private education loans marketed under the Smart Option Student Loan brand.
(2)	Periodic Defaults for the most recent calendar Year in P&I Repayment are for a partial year.

(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.

Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off calculations include certain prepaid loans not included in cumulative charge off calculations disclosed in April 2015, 39 resulting in lower cumulative charge off levels for comparable historical periods.

Cohort Default Triangles – Smart Option Deferred Payment

Smart Option Deferred (P&I Repayment Status—Total)

Disbursed Principal

P&I Repayment Entering P&I Periodic Defaults by Years in P&I Repayment (1), (2),(3)

Year Repayment ($m) 0 1 2 3 Total

2012 $228 0.0% 1.0% 1.0% 0.8% 2.8%

2013 $612 0.1% 1.1% 1.2% 0.0% 2.4%

2014 $970 0.1% 0.4% 0.0% 0.0% 0.5%

Smart Option Deferred (P&I Repayment Status—Co-Signer)

Disbursed Principal

P&I Repayment Entering P&I Periodic Defaults by Years in P&I Repayment (1), (2),(3)

Year Repayment ($m) 0 1 2 3 Total

2012 $202 0.0% 0.7% 0.9% 0.7% 2.3%

2013 $540 0.1% 0.9% 1.0% 0.0% 2.0%

2014 $856 0.1% 0.3% 0.0% 0.0% 0.4%

Smart Option Deferred (P&I Repayment Status – No Co-Signer)

Disbursed Principal

P&I Repayment Entering P&I Periodic Defaults by Years in P&I Repayment (1), (2),(3)

Year Repayment ($m) 0 1 2 3 Total

2012 $26 0.0% 3.0% 2.2% 1.7% 7.0%

2013 $72 0.1% 2.7% 2.6% 0.0% 5.3%

2014 $114 0.3% 1.0% 0.0% 0.0% 1.3%

Data as of 3/31/15.

(1)	Private education loans marketed under the Smart Option Student Loan brand.
(2)	Periodic Defaults for the most recent calendar Year in P&I Repayment are for a partial year.

(3) Numerator is the amount of principal in each P&I Repayment Cohort that defaulted in each Year in P&I Repayment. Denominator is the amount of disbursed principal for that P&I Repayment Year.

Note: Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Cumulative charge off calculations include certain prepaid loans not included in cumulative charge off calculations disclosed in April 2015, 40 resulting in lower cumulative charge off levels for comparable historical periods.

Sallie Mae Bank Private Education Loan Portfolio Performance

Quarter ended June 30, 2015 versus prior quarter

Sallie Mae Bank Private Education Loan Portfolio Delinquencies

Quarter ended June 30, 2015 versus prior quarter

Sallie Mae Private Education Loan Portfolio
Quarter ended June 30, 2015 versus prior quarter

(Dollars in thousands)	Private Education Loan Delinquencies 6/30/2015 Balance	6/30/2015 %	3/31/2015 Balance	3/31/2015 %
Loans in-school/grace/deferment[1]	$ 3,304,171		$ 3,603,478	
Loans in forbearance[2]	342,121		170,162	
Loans in repayment and percentage of each status:[3]				
Loans current	5,570,389	98.3 %	5,896,132	98.4 %
Loans delinquent 31-60 days[4]	57,884	1.0 %	54,883	0.9 %
Loans delinquent 61-90 days[4]	28,306	0.5 %	31,202	0.5 %
Loans delinquent greater than 90 days[4]	10,066	0.2 %	12,904	0.2 %
Total private education loans in repayment[3]	5,666,645	100.0 %	5,995,121	100.0 %
Total private education loans, gross	$ 9,312,937		9,768,761	
Percentage of private education loans in repayment		60.8 %		61.4 %
Delinquencies as a percentage of private education loans in repayment		1.7 %		1.7 %
Loans in forbearance as a percentage of loans in repayment and forbearance[2]		5.7 %		2.8 %
Net charge-offs as a percentage of average loans in repayment (annualized)[3]		0.81 %		0.51 %

[1] Deferment includes customers who have returned to school or are engaged in other permitted educational activities and are not yet required to make payments on the loans (e.g., residency periods for medical students or a grace period for bar exam preparation).

[2] Loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. On June 1, 2015 the FDIC published FIL-23-2015, which encouraged lenders to work constructively with borrowers impacted by the floods in Texas this spring. Accordingly, we granted a two month disaster forbearance to residents of the impacted area. This doubled our forbearance in June. Substantially all of the borrowers were current when the forbearance was granted. Half of these borrowers continued to make payments although none was required.

[3] Loans in repayment include loans making interest only and fixed payments as well as loans that have entered principal and interest repayment status.

[4] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Note: Data includes all private education loans owned by Sallie Mae Bank, including loans serviced by Navient. Data for off-balance sheet trusts not included.

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